SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Emerging Markets Equity Fund
The fund’s Board of Trustees has approved a proposal by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and Deutsche Alternative Asset Management (Global) Limited (DAAM Global), an indirect, wholly-owned subsidiary of Deutsche Bank AG, effective on or about September 21, 2017.
Effective on or about September 21, 2017, the prospectus is supplemented as follows:
DAAM Global will no longer serve as subadvisor to the fund and all references to DAAM Global are hereby deleted.
The following information replaces the existing disclosure under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
Deutsche Investment Management Americas Inc.
Subadvisor
Deutsche Asset Management (Hong Kong) Limited
Portfolio Manager(s)
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Luiz Ribeiro, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
■	Global Head of Emerging Markets Equities: Hong Kong.
■	Joined Deutsche Asset Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
■	MBA, Manchester Business School.
Luiz Ribeiro, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Senior Equities Portfolio Manager: São Paolo.
■	Joined Deutsche Asset Management in 2012 with 18 years of industry experience. Prior to joining Deutsche Asset Management, Luiz served as the Head of Latin America - Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, Luiz worked as an Investment Officer at IFC − World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.
■	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Analyst and Portfolio Manager for Global Emerging Markets Equities: Hong Kong.
■	Joined Deutsche Asset Management in 2012 with 6 years of professional experience, thereof one year in the financial industry. Prior to joining, he served as an equities and quant analyst at Surperformance SAS. Prior to that he was an auditor advisor at Currat & Associes SA.
September 21, 2017
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■	BSc in Management from CIBU – California International Business University; MBA in Finance from International School of Management, Paris & St. John’s University; Investment Management Certificate (IMC).
Please Retain This Supplement for Future Reference
September 21, 2017
PROSTKR-969
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